American Funds College Enrollment Fund
October 31, 2017
Because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Items 46-47, 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2,
complete answers are as follows:
Item 46 and 47
Effective January 1, 2016, the investment adviser eliminated the investment advisory services fee for each share class of the fund.
Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period
Share Class	Total Income Dividends (000's omitted)
Class 529-A	$3,236
Class 529-B*	$-
Class 529-C	$668
Class 529-E	$199
Class 529-T*	$-
Class 529-F-1	$744
Total	$4,847
Item 73 A1 and 73A2
Distributions per share for which record date passed during the period
Share Class	Dividends from Net Investment Income
Class 529-A	$0.1376
Class 529-B	$-
Class 529-C	$0.0592
Class 529-E	$0.1161
Class 529-T	$-
Class 529-F-1	$0.1634
Item 74U1 and 74U2
Number of shares outstanding
Share Class	Shares Outstanding (000's omitted)
Class 529-A	21,456
Class 529-B	-
Class 529-C	9,728
Class 529-E	1,687
Class 529-T	1
Class 529-F-1	4,337
Total	37,209
Item 74V1 and 74V2
Net asset value per share (to nearest cent)
Share Class	Net Asset Value Per Share
Class 529-A	$9.95
Class 529-B	$-
Class 529-C	$9.84
Class 529-E	$9.92
Class 529-T	$9.96
Class 529-F-1	$9.99

*Amount less than one thousand

American Funds College 2018 Fund
October 31, 2017
Because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Items 46-47, 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2,
complete answers are as follows:
Item 46 and 47
Effective January 1, 2016, the investment adviser eliminated the investment advisory services fee for each share class of the fund.
Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period
Share Class	Total Income Dividends (000's omitted)
Class 529-A	$9,084
Class 529-B*	$-
Class 529-C	$2,151
Class 529-E	$509
Class 529-T*	$-
Class 529-F-1	$1,273
Total	$13,017
Item 73 A1 and 73A2
Distributions per share for which record date passed during the period
Share Class	Dividends from Net Investment Income
Class 529-A	$0.1614
Class 529-B	$-
Class 529-C	$0.0867
Class 529-E	$0.1399
Class 529-T	$-
Class 529-F-1	$0.1862
Item 74U1 and 74U2
Number of shares outstanding
Share Class	Shares Outstanding (000's omitted)
Total	0
Class 529-A	60,926
Class 529-B	-
Class 529-C	26,672
Class 529-E	3,955
Class 529-T	1
Class 529-F-1	8,400
Total	99,954
Item 74V1 and 74V2
Net asset value per share (to nearest cent)
Share Class	Net Asset Value Per Share
Class 529-A	$10.80
Class 529-B	$-
Class 529-C	$10.65
Class 529-E	$10.75
Class 529-T	$10.81
Class 529-F-1	$10.84
*Amount less than one thousand

American Funds College 2021 Fund
October 31, 2017
Because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Items 46-47, 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2,
complete answers are as follows:
Item 46 and 47
Effective January 1, 2016, the investment adviser eliminated the investment advisory services fee for each share class of the fund.
Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period
Share Class	Total Income Dividends (000's omitted)
Class 529-A	$13,046
Class 529-B	$-
Class 529-C	$2,730
Class 529-E	$599
Class 529-T	$-
Class 529-F-1	$1,608
Total	$17,983
Item 73 A1 and 73A2
Distributions per share for which record date passed during the period
Share Class	Dividends from Net Investment Income
Class 529-A	$0.1931
Class 529-B	$-
Class 529-C	$0.1197
Class 529-E	$0.1709
Class 529-T	$-
Class 529-F-1	$0.2166
Item 74U1 and 74U2
Number of shares outstanding
Share Class	Shares Outstanding (000's omitted)
Class 529-A	84,436
Class 529-B	-
Class 529-C	28,943
Class 529-E	4,617
Class 529-T	1
Class 529-F-1	9,697
Total	127,694
Item 74V1 and 74V2
Net asset value per share (to nearest cent)
Share Class	Net Asset Value Per Share
Class 529-A	$11.38
Class 529-B	-
Class 529-C	$11.21
Class 529-E	$11.33
Class 529-T	$11.40
Class 529-F-1	$11.43

American Funds College 2024 Fund
October 31, 2017
Because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2,
complete answers are as follows:
Item 46 and 47
Effective January 1, 2016, the investment adviser eliminated the investment advisory services fee for each share class of the fund.
Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period
Share Class	Total Income Dividends (000's omitted)
Class 529-A	$12,177
Class 529-B	$-
Class 529-C	$1,958
Class 529-E	$501
Class 529-T	$-
Class 529-F-1	$1,168
Total	$15,804
Item 73 A1 and 73A2
Distributions per share for which record date passed during the period
Share Class	Dividends from Net Investment Income
Class 529-A	$0.1995
Class 529-B	$-
Class 529-C	$0.1224
Class 529-E	$0.1756
Class 529-T	$-
Class 529-F-1	$0.2223
Item 74U1 and 74U2
Number of shares outstanding
Share Class	Shares Outstanding (000's omitted)
Class 529-A	77,310
Class 529-B	-
Class 529-C	19,821
Class 529-E	3,590
Class 529-T	1
Class 529-F-1	7,570
Total	108,292
Item 74V1 and 74V2
Net asset value per share (to nearest cent)
Share Class	Net Asset Value Per Share
Class 529-A	$12.09
Class 529-B	-
Class 529-C	$11.90
Class 529-E	$12.04
Class 529-T	$12.11
Class 529-F-1	$12.14

American Funds College 2027 Fund
October 31, 2017
Because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Items 46-47, 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2,
complete answers are as follows:
Item 46 and 47
Effective January 1, 2016, the investment adviser eliminated the investment advisory services fee for each share class of the fund.
Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period
Share Class	Total Income Dividends (000's omitted)
Class 529-A	$8,804
Class 529-B	$-
Class 529-C	$1,193
Class 529-E	$280
Class 529-T	$-
Class 529-F-1	$812
Total	$11,089
Item 73 A1 and 73A2
Distributions per share for which record date passed during the period
Share Class	Dividends from Net Investment Income
Class 529-A	$0.1906
Class 529-B	$-
Class 529-C	$0.1076
Class 529-E	$0.1642
Class 529-T	$-
Class 529-F-1	$0.2137
Item 74U1 and 74U2
Number of shares outstanding
Share Class	Shares Outstanding (000's omitted)
Class 529-A	60,127
Class 529-B	-
Class 529-C	13,140
Class 529-E	2,147
Class 529-T	1
Class 529-F-1	5,778
Total	81,193
Item 74V1 and 74V2
Net asset value per share (to nearest cent)
Share Class	Net Asset Value Per Share
Class 529-A	$12.92
Class 529-B	$-
Class 529-C	$12.72
Class 529-E	$12.83
Class 529-T	$12.94
Class 529-F-1	$12.98

American Funds College 2030 Fund
October 31, 2017
Because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Items 46-47, 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2,
complete answers are as follows:
Item 46 and 47
Effective January 1, 2016, the investment adviser eliminated the investment advisory services fee for each share class of the fund.
Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period
Share Class	Total Income Dividends (000's omitted)
Class 529-A	$10,523
Class 529-B	$-
Class 529-C	$1,187
Class 529-E	$316
Class 529-T	$-
Class 529-F-1	$804
Total	$12,830
Item 73 A1 and 73A2
Distributions per share for which record date passed during the period
Share Class	Dividends from Net Investment Income
Class 529-A	$ 0.1974
Class 529-B	$-
Class 529-C	$ 0.1087
Class 529-E	$ 0.1690
Class 529-T	$-
Class 529-F-1	$ 0.2202
Item 74U1 and 74U2
Number of shares outstanding
Share Class	Shares Outstanding (000's omitted)
Class 529-A	67,299
Class 529-B	-
Class 529-C	12,792
Class 529-E	2,375
Class 529-T	1
Class 529-F-1	5,211
Total	87,678
Item 74V1 and 74V2
Net asset value per share (to nearest cent)
Share Class	Net Asset Value Per Share
Class 529-A	$13.83
Class 529-B	$-
Class 529-C	$13.60
Class 529-E	$13.75
Class 529-T	$13.85
Class 529-F-1	$13.89

American Funds College 2033 Fund
October 31, 2017
Because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Items 46-47, 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2,
complete answers are as follows:
Item 46 and 47
Effective January 1, 2016, the investment adviser eliminated the investment advisory services fee for each share class of the fund.
Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period
Share Class	Total Income Dividends (000's omitted)
Class 529-A	$2,681
Class 529-B*	$-
Class 529-C	$256
Class 529-E	$70
Class 529-T	$-
Class 529-F-1	$221
Total	$3,228
Item 73 A1 and 73A2
Distributions per share for which record date passed during the period
Share Class	Dividends from Net Investment Income
Class 529-A	$0.1386
Class 529-B	$0.1024
Class 529-C	$0.0793
Class 529-E	$0.1173
Class 529-T	$-
Class 529-F-1	$0.1481
Item 74U1 and 74U2
Number of shares outstanding
Share Class	Shares Outstanding (000's omitted)
Class 529-A	36,636
Class 529-B	-
Class 529-C	5,041
Class 529-E	1,143
Class 529-T	1
Class 529-F-1	2,844
Total	45,665
Item 74V1 and 74V2
Net asset value per share (to nearest cent)
Share Class	Net Asset Value Per Share
Class 529-A	$11.67
Class 529-B	$-
Class 529-C	$11.53
Class 529-E	$11.62
Class 529-T	$11.67
Class 529-F-1	$11.71
* Amount less than one thousand.